Exhibit 99.2

Guardion Health Sciences, Inc.

Unaudited Pro Forma Condensed Balance Sheet

March 31, 2024

					Pro Forma
	Guardion	(A)			Adjusted Guardion
	Health	Pro Forma			Health
	Sciences	Adjustments and Eliminations			Sciences
	Inc.	Debit		Credit	Inc.

Assets
Current assets:
Cash and cash equivalents	$5,605,035	16,975,000	(1)	725,000	$21,855,035
Cash held in escrow	-	225,000	(8)		225,000
Accounts receivable, net	2,103,325		(2)	2,094,977	8,348
Inventories	2,134,213		(3)	2,026,575	107,638
Prepaid expenses and other current assets	539,209		(4)	136,208	403,001
Total current assets	10,381,782				22,599,022

Property, plant and equipment, net	25,089				25,089

Total assets	$10,406,871				$22,624,111

Liabilities
Current liabilities:
Accounts payable	413,294	323,590	(5)		89,704
Accrued expenses	857,805	157,041	(6)	46,754	747,518
Total current liabilities	1,271,099				837,222

Warrant derivative liability - long-term	5,721,688				5,721,688

Total liabilities	6,992,787				6,558,910

Stockholders’ equity
Common stock, $0.001 par value; 250,000,000 shares authorized; 1,284,156 shares issued and outstanding on March 31, 2024	1,284				1,284
Additional paid-in capital	101,725,811				101,725,811
Retained earnings	(98,313,011)		(7)	12,498,635	(85,814,376)

Total stockholders’ equity	3,414,084				15,912,719
Total liabilities and stockholders’ equity	$10,406,871				$22,471,629

Pro Forma Adjustments and Eliminations:

(1)	Cash received from purchase of Activ Nutritional, LLC (“Activ”), less remaining transaction fees and legal fees paid of $725,000.
(2)	Receivables sold to purchaser as part of the Activ sale.
(3)	Inventory sold to purchaser as part of the Activ sale.
(4)	Prepaid assets of $136,208 sold to purchaser as part of Activ sale.
(5)	Accounts payable assumed by purchaser as part of the Activ sale.
(6)	Accrued expenses of $7,684 and trade promotional liability of $149,357 assumed by purchaser as part of the Activ sale. Accrued expenses of $46,754 incurred by Guardion related to Activ sale.
(7)	Purchase Price - $17,200,000 Less: Net Assets - $4,257,760 Add: Net Liabilities - $480,631 Less: Total Transaction fees - $924,236 Calculated Gain on Sale - $12,498,635
(8)	Cash held in escrow account for 60 days after sale. Escrow amount in relation to transaction closing documents.

Pro Forma Notes:

(A)

On May 31, 2024 (the “Closing Date”), Guardion Health Sciences, Inc. (the “Company”) completed its sale of all of the outstanding equity interests (the “Transaction”) of Activ Nutritional, LLC (“Activ”), a Delaware limited liability company which owns the Viactiv® brand and business and is a wholly-owned subsidiary of Viactiv Nutritionals, Inc (“Viactiv”), a Delaware corporation, which is a wholly-owned subsidiary of the Company to Doctor’s Best Inc., a Delaware corporation (“Doctor’s Best”). The Transaction was closed pursuant to the terms and conditions of an Equity Purchase Agreement among the parties , dated January 30, 2024 (the “Purchase Agreement”), pursuant to which Doctor’s Best acquired all of the outstanding equity interests of Activ from Viactiv for aggregate cash consideration to the Company of $17.2 million (the “Base Purchase Price”), of which $225,000 remains in a third-party escrow account pursuant to the terms of the Purchase Agreement. Doctor’s Best is a wholly-owned subsidiary of Kingdomway USA Corp., the U.S. subsidiary holding company of Xiamen Kingdomway Group Company, which is listed on the Shenzhen Stock Exchange. The net proceeds received by the Company at closing was $16,250,000.

Assets and Liabilities: The assets and liabilities attributed to Activ Nutritional LLC have been excluded from the Company’s balance sheet as of March 31, 2024.

Guardion Health Sciences, Inc.

Unaudited Pro Forma Condensed Statement of Operations

Year Ended December 31, 2023

					Pro Forma
	Guardion	(A)			Adjusted Guardion
	Health	Pro Forma			Health
	Sciences	Adjustments and Eliminations			Sciences
	Inc.	Debit		Credit	Inc.

Revenue
Nutritional supplements	$11,907,867	11,907,867	(1)		$-
Ocular products	340,683				340,683
Total Revenue	12,248,550				340,683

Cost of sales
Nutritional supplements	6,594,082		(1)	6,594,082	-
Ocular products	259,951				259,951
Total Cost of sales	6,854,033				259,951

Gross profit	5,394,517				80,732

Operating expenses
Research and development	150,684		(2)	145,421	5,263
Sales and marketing	1,704,680		(2)	1,653,771	50,909
General and administrative	7,480,925		(3)	1,392,363	6,088,562
Transaction costs related to pending disposition of business	394,546		(4)	394,546	-
Total Operating expenses	9,730,835				6,144,734

Loss from operations	(4,336,318)				(6,064,002)

Other income (expense)
Change in fair value of warrant derivative liability	3,984,900				3,984,900
Gain on disposal of VectorVision subsidiary	129,930
Interest income, net	379,520				379,520
Total other income (expense)	4,494,350				4,364,420

Net income (loss)	$158,032				$(1,699,582)

Net income per common share -
Basic and Diluted	$0.12				$(1.34)

Weighted average number of common shares outstanding -
Basic and Diluted	1,270,846				1,270,846

Pro Forma Adjustments and Eliminations:

(1)	Nutritional supplements revenue and cost of sales are eliminated as Activ business unit was sold.
(2)	Research and development, sales and marketing, and general and administrative expenses are eliminated as Activ business unit was sold.
(3)	General and administrative expenses are eliminated as Activ business unit was sold.
(4)	Transaction fees from sale of Activ are eliminated.

Pro Forma Notes:

(A)	On May 31, 2024 (the “Closing Date”), Guardion Health Sciences, Inc. (the “Company”) completed its sale of all of the outstanding equity interests (the “Transaction”) of Activ Nutritional, LLC (“Activ”), a Delaware limited liability company which owns the Viactiv® brand and business and is a wholly-owned subsidiary of Viactiv Nutritionals, Inc (“Viactiv”), a Delaware corporation, which is a wholly-owned subsidiary of the Company to Doctor’s Best Inc., a Delaware corporation (“Doctor’s Best”). The Transaction was closed pursuant to the terms and conditions of an Equity Purchase Agreement among the parties , dated January 30, 2024 (the “Purchase Agreement”), pursuant to which Doctor’s Best acquired all of the outstanding equity interests of Activ from Viactiv for aggregate cash consideration to the Company of $17.2 million (the “Base Purchase Price”), of which $225,000 remains in a third-party escrow account pursuant to the terms of the Purchase Agreement. Doctor’s Best is a wholly-owned subsidiary of Kingdomway USA Corp., the U.S. subsidiary holding company of Xiamen Kingdomway Group Company, which is listed on the Shenzhen Stock Exchange. The net proceeds received by the Company at closing was $16,250,000.

Revenue: Revenue figures have been adjusted due to showing Activ Nutritional LLC sale as of January 1, 2023.
Expenses: Operating expenses have been adjusted due to showing Activ Nutritional LLC sale as of Janaury 1, 2023.

Guardion Health Sciences, Inc.

Unaudited Pro Forma Condensed Statement of Operations

Three Months Ended March 31, 2024

					Pro Forma
	Guardion	(A)			Adjusted Guardion
	Health	Pro Forma			Health
	Sciences	Adjustments and Eliminations			Sciences
	Inc.	Debit		Credit	Inc.

Revenue
Nutritional supplements	$2,918,526	2,918,526	(1)		$-
Ocular products	81,119				81,119
Total Revenue	2,999,645				81,119

Cost of sales
Nutritional supplements	1,776,479		(1)	1,776,479	-
Ocular products	44,167				44,167
Total Cost of sales	1,820,646				44,167

Gross profit	1,178,999				36,952

Operating expenses
Research and development	3,168		(2)	3,168	-
Sales and marketing	361,908		(2)	358,035	3,873
General and administrative	1,834,669		(3)	403,636	1,431,033
Transaction costs related to pending disposition of business	529,690		(4)	529,690	-
Loss on disposal of fixed assets	3,366				3,366
Total Operating expenses	2,732,801				1,438,272

Loss from operations	(1,553,802)				(1,401,320)

Other income (expense)
Change in fair value of warrant derivative liability	(3,268,588)				(3,268,588)
Interest income, net	75,645				75,645
Total other income (expense)	(3,192,943)				(3,192,943)

Net income (loss)	$(4,746,745)				$(4,594,263)

Net income per common share -
Basic and Diluted	$(3.71)				$(3.59)

Weighted average number of common shares outstanding -
Basic and Diluted	1,280,306				1,280,306

Pro Forma Adjustments and Eliminations:

(1)	Nutritional supplements revenue and cost of sales are eliminated as Activ business unit was sold.
(2)	Research and development, sales and marketing, and general and administrative expenses are eliminated as Activ business unit was sold.
(3)	General and administrative expenses are eliminated as Activ business unit was sold.
(4)	Transaction fees from sale of Activ are eliminated.

Pro Forma Notes:

(A)	On May 31, 2024 (the “Closing Date”), Guardion Health Sciences, Inc. (the “Company”) completed its sale of all of the outstanding equity interests (the “Transaction”) of Activ Nutritional, LLC (“Activ”), a Delaware limited liability company which owns the Viactiv® brand and business and is a wholly-owned subsidiary of Viactiv Nutritionals, Inc (“Viactiv”), a Delaware corporation, which is a wholly-owned subsidiary of the Company to Doctor’s Best Inc., a Delaware corporation (“Doctor’s Best”). The Transaction was closed pursuant to the terms and conditions of an Equity Purchase Agreement among the parties , dated January 30, 2024 (the “Purchase Agreement”), pursuant to which Doctor’s Best acquired all of the outstanding equity interests of Activ from Viactiv for aggregate cash consideration to the Company of $17.2 million (the “Base Purchase Price”), of which $225,000 remains in a third-party escrow account pursuant to the terms of the Purchase Agreement. Doctor’s Best is a wholly-owned subsidiary of Kingdomway USA Corp., the U.S. subsidiary holding company of Xiamen Kingdomway Group Company, which is listed on the Shenzhen Stock Exchange. The net proceeds received by the Company at closing was $16,250,000.

Revenue: Revenue figures have been adjusted due to showing Activ Nutritional LLC sale as of January 1, 2023
Expenses: Operating expenses have been adjusted due to showing Activ Nutritional LLC sale as of January 1, 2023.